SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2003

KNIGHT TRADING GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14223	22-3689303
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

525 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Knight Trading Group, Inc.

Current Report on Form 8-K

Item 5.    Other Events

On October 6, 2003, the registrant issued a press release announcing that it expects to report greater-than-projected earnings for the third quarter ended September 30, 2003.

The Press Release is attached hereto as Exhibit 99.1

Item 7.    Financial Statements and Exhibits.

a.	Financial Statements

Not required

b.	Pro forma Financial Information

Not required

c.	Exhibits

Exhibit No.	Description

99.1	Press Release of Knight Trading Group, Inc. issued October 6, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: October 6, 2003

KNIGHT TRADING GROUP, INC.

By:	/S/ JOHN H. BLUHER
	Name:	John H. Bluher
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Knight Trading Group, Inc. issued on October 6, 2003.